UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-05550

The Alger Portfolios
Alger Growth & Income Portfolio
(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York 10010
(Address of principal executive offices)             (Zip code)

Mr. Hal Liebes

Fred Alger Management, LLC

360 Park Avenue South

New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-806-8800

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to Stockholders of any report to be transmitted to Stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Table of Contents

ALGER BALANCED PORTFOLIO

Shareholders’ Letter (Unaudited)	1

Fund Highlights (Unaudited)	8

Portfolio Summary (Unaudited)	10

Schedule of Investments	11

Statement of Assets and Liabilities	15

Statement of Operations	17

Statements of Changes in Net Assets	18

Financial Highlights	19

Notes to Financial Statements	20

Report of Independent Registered Public Accounting Firm	31

Additional Information (Unaudited)	33

Shareholders’ Letter (Unaudited)	December 31, 2020

Dear Shareholders,

The New Normal Provides Reason for Optimism

As I write this letter, I reflect upon how we have recently experienced some of the most significant events in many years. The presidential election was highly emotional and drew a record number of voters, and Covid-19 continued to create economic challenges and losses that will likely impact us for years to come–even as we begin to see vaccination programs ramp up. During the past 12 months, our healthcare system was challenged by Covid-19 while social justice issues became front and center in America. These issues are daunting and Alger has responded by supporting frontline healthcare workers and social justice organizations such as the Brooklyn NAACP and the New Jersey Institute for Social Justice.

I am proud to say our employees quickly adjusted to remote work and achieved notable and attractive investment performance. As sobering as the past year has been, we remain hopeful for our future, notwithstanding the challenges that lie ahead.

We believe the following points are essential:

•
Investors may want to consider seeking companies that are benefiting from dramatic changes occurring throughout the economy, including innovation, rather than align portfolios to which political parties control Washington, D.C.

•
A “New Normal” may continue after the pandemic, which has dramatically accelerated the speed at which digitization and other forms of innovation are occurring in our personal lives and the business world.

•
The rapid transformation occurring across industries, we believe, will continue after the pandemic and potentially create attractive opportunities for well-managed, innovative companies to generate strong earnings growth with new products that disrupt entire industries.

A Challenging Time

For calendar year 2020, the S&P 500 Index generated an 18.40% return. Corporate fundamentals initially supported investor sentiment and drove the index to a record high by the middle of February 2020. The global spread of the novel coronavirus, however, caused investor sentiment to plummet and from the February peak to March 23, the S&P 500 Index dropped 33.79% as investors grew increasingly concerned that efforts to slow the growth of the virus, such as stay-at-home orders and economic shutdowns, would trigger a global recession.

Sentiment quickly reversed when the Federal Reserve (“the Fed”) responded aggressively with two rate cuts totaling 150 basis points, bringing the fed funds target rate to 0.0% - 0.25%. The Fed also unveiled a round of quantitative easing while U.S. legislators began creating programs initially valued at more than $2 trillion to support businesses, increase unemployment benefits and provide one-time payments to certain individuals. Equities once again rallied despite the U.S. reporting that second quarter gross domestic product (GDP) contracted at an annual rate of 31.4%. Yet, other economic data was encouraging. After peaking in May at approximately 25 million, U.S. continuing unemployment claims decreased while monthly retail sales (ex. food services) began strengthening in June and were above pre-Covid-19 levels by the end of the year. Housing starts and the median sale price for existing homes also strengthened. Investors also remained optimistic that reopening the economy would support renewed GDP growth.

In the late summer, however, stimulus debates in Congress lost traction and the pandemic appeared to strengthen, causing the S&P 500 to drop 6.36% in September and October. Those fears quickly took backstage with the October announcement that third quarter annualized GDP grew 33.1%. The return of economic growth, optimism regarding vaccines and the potential for additional stimulus helped spark a market rally in the final months of the year and a strong rotation into cyclical stocks. Additionally, legislative gridlock appeared to be a possibility. President-elect Joe Biden’s party saw its majority in the House of Representatives narrow but will be able to have his vice president cast tie breaking votes in the Senate. Despite the late value rally, growth stocks led for the year with the Russell 3000 Growth Index generating a 38.26% return compared to the 2.87% return of the Russell 3000 Value Index.

International Markets Provide a Glimmer of Hope

Foreign equity markets also exhibited considerable volatility, but the MSCI ACWI ex USA Index generated an 11.13% return for the year and the MSCI Emerging Markets Index generated a positive 18.69% return over the same time period. Much of the positive performance of emerging markets was attributable to China and a handful of other Asian countries that implemented early and aggressive measures to curtail the pandemic and therefore minimized the impact of the virus on their economies.

The Beneficiaries of Change

The pandemic is accelerating the already rapid pace at which new products and services disrupt their industries and capture market share. Many of these changes, we believe, will continue even after the pandemic.

•
Remote working: The widespread implementation of work from home has created strong demand for new technologies that support online collaboration, videoconferencing, business process management, network capacity and security. As remote working has grown, firms such as CrowdStrike Holdings, Inc. that provide end-point protection against viruses, malware and other digital threats are experiencing increased demand for cloud-based security systems. We believe this trend may continue after the pandemic. In a study by Gartner, Inc., 82% of executives said they plan on letting employees work remotely some of the time and 47% said they will allow employees to work remotely all of the time (executives could select more than one answer).

•
Communications: In both government and commercial firms, the need for real-time communication with the public or their employees has driven the adoption of new communications platforms to manage dialogues. Everbridge, for example, announced during its second quarter earnings call that it has processed more than 700 million messages related to the pandemic.

•
E-commerce: Online shopping has seen near exponential acceleration while people have been under stay-at-home orders. In the first nine months of 2020, U.S. e-commerce sales grew 33% year-over-year, while traditional retail sales, excluding auto, gas and food services, grew a little more than 1% year- over-year. E-commerce package volumes are expected to more than triple to 111 million packages per day by 2026, up from 35 million in 2019. This trend benefits large online retailers such as Amazon.com, Inc., but it is also helping smaller retailers who had the foresight to adopt and even primarily build their businesses online, often using technology from companies such as Shopify, Square and HubSpot.

•
Healthcare: The adoption of telemedicine has accelerated as healthcare consumers and medical professionals embrace the technology to practice social distancing. In addition to convenience for patients, telemedicine is helping healthcare providers reduce their reliance on costly offices within hospitals or other facilities. We believe the adoption of this technology will continue after the pandemic. Separately, the rapid speed of developing Covid-19 vaccines has validated the groundbreaking power of genetic sciences, including mRNA technology, which instructs a patient’s cells to produce proteins that could prevent or treat a variety of diseases. We have identified at least 13 companies that are using mRNA to develop treatments for oncology, infectious diseases and cardiovascular and pulmonary disorders. The healthcare sector currently is in a robust period of additional forms of innovation, with significant acceleration in new fields like immunology-oncology, which engages the immune system to fight cancer, and gene therapy, which uses new genetic editing techniques to attempt to directly address diseases caused by genetic disorders. In the field of diagnostics, the development of a new generation of blood-based tests seeks to increase the sensitivity and accuracy of cancer detection and monitoring for cancer survivors; more detailed understanding of the pathology of a patient’s cancer, it is hoped, will also improve the design of cancer treatments for patients. If successful, these new blood-based diagnostic tools will likely supplement or, in some cases, substantially reduce the use of traditional biopsies in cancer treatment.

Going Forward

Rather than align our portfolios with the priorities of the U.S. president, or rotate into value or cyclical stocks in anticipation of stronger economic growth, we are focusing on finding attractive opportunities among companies that we believe have the potential for generating durable earnings growth with innovation that disrupts existing business models and even entire industries. In the past, value rallies have tended to be short lived and we believe structural challenges, such as accounting practices for valuing intangible assets, have made traditional methods for classifying stocks outdated and can potentially contribute to the underperformance of value stocks. At the same time, certain companies that are benefiting from secular growth and have potential to generate earnings expansion also have exposure to end markets, such as travel and leisure, that can benefit from economic re-openings. We believe that by pursuing such opportunities, we may not have to sacrifice quality and long-term growth potential when anticipating a rebound in depressed areas of the economy.

Portfolio Matters
Alger Growth & Income Portfolio

The Alger Growth & Income Portfolio returned 14.88% during the fiscal 12-month period ended December 31, 2020, compared to the 18.40% return of its benchmark, the S&P 500 Index.

Contributors to Performance

During the reporting period, the largest portfolio sector weightings were Information Technology and Healthcare. The largest sector overweight was Financials and the largest sector underweight was Information Technology. The Information Technology and Financials sectors provided the largest contributions to relative performance.

Regarding individual positions, Apple, Inc.; Microsoft Corp.; Amazon.com, Inc.; BlackRock, Inc.; and Home Depot, Inc. were among the top contributors to performance. Apple is a leading technology provider in telecommunications, computing and services. Apple’s iOS operating system is the company’s unique intellectual property and competitive strength. This software drives extremely tight engagement with consumers and enterprises. This tight engagement is facilitating significant growth in high-margin services like music, apps and Apple Pay. The company’s continued development of these high-margin services and earnings streams from wearable devices such as the Apple Watch as well the introduction of 5G phones continued to support the performance of Apple shares during the quarter.

Detractors from Performance

The Industrials and Consumer Discretionary sectors were among the sectors that detracted from relative performance. Regarding individual positions, Boeing Co.; JPMorgan Chase & Co.; Wells Fargo & Co.; Exxon Mobil Corp.; and Kohl’s Corp. were among the top detractors from performance. Boeing is a leading producer of passenger jets and is a significant U.S. defense contractor. Boeing’s strong proprietary technology has earned the company its “poster company” status among U.S. companies that export high-value, high-ticket capital goods. Unfortunately, the company has struggled to address software-related safety issues that grounded the 737 MAX fleet, which have continued to attract regulatory scrutiny. Importantly, global air travel has dramatically contracted due to the coronavirus impairing the balance sheets and purchasing power of airlines and other Boeing customers, which caused shares of the company to underperform.

As always, we strive to deliver consistently superior investment results to you, our shareholders, and we thank you for your continued confidence in Alger.

Sincerely,

Daniel C. Chung, CFA
Chief Investment Officer
Fred Alger Management, LLC

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Alger Growth & Income Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective prospectus for the Portfolio. The Portfolio’s returns represent the fiscal 12-month period return of Class I-2 shares. Returns include reinvestment of dividends and distributions.

The performance data quoted in these materials represent past performance, which is not an indication or guarantee of future results.

Standard performance results can be found on the following pages. The investment return and principal value of an investment in the Portfolio will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 992-3863.

The views and opinions of the Portfolio’s management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in the Portfolio or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in the Portfolio and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in the Portfolio. Please refer to the Schedule of Investments for the Portfolio which is included in this report for a complete list of Portfolio holdings as of December 31, 2020. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the Portfolio during the 12-month fiscal period.

Risk Disclosure

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Financial services companies are subject to extensive government regulation, which may limit their activities, and may be subject to a high degree of volatility. Income-producing securities may cut or fail to declare dividends due to market downturns or for other reasons.

For a more detailed discussion of the risks associated with the Portfolio, please see the Portfolio’s Prospectus.

Before investing, carefully consider the Portfolio’s investment objective, risks, charges, and expenses.

For a prospectus containing this and other information about the Alger Portfolios, call us at (800) 992-3863 or visit us at www.alger.com. Read it carefully before investing.

Fred Alger & Company, LLC, Distributor. Member NYSE Euronext, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

•	The S&P 500 Index: An index of large company stocks considered to be representative of the U.S. stock market.

•
The MSCI ACWI ex USA Index (gross) captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the U.S.) and 26 Emerging Markets (EM) countries. The index covers approximately 85% of the global equity opportunity set outside the U.S.

•
The Russell 3000 Growth Index combines the large-cap Russell 1000 Growth, the small-cap Russell 2000 Growth and the Russell Microcap Growth Index. It includes companies that are considered more growth oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 3000 Growth Index is constructed to provide a comprehensive, unbiased, and stable barometer of the growth opportunities within the broad market.

•
The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Value Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad value market.

•
The Morgan Stanley Capital International (MSCI) Emerging Markets Index (gross) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

ALGER GROWTH & INCOME PORTFOLIO
Fund Highlights Through December 31, 2020 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Growth & Income Portfolio Class I-2 shares and the S&P 500 Index (an unmanaged index of common stocks) for the ten years ended December 31, 2020. Figures for each of the Alger Growth & Income Portfolio Class I-2 shares and the S&P 500 Index include reinvestment of dividends. Figures for the Alger Growth & Income Portfolio Class I-2 shares also include reinvestment of capital gains.

ALGER GROWTH & INCOME PORTFOLIO
Fund Highlights Through December 31, 2020 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 12/31/20
AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 11/15/1988
Class I-2 (Inception 11/15/88)	14.88%	13.67%	12.86%	9.56%
S&P 500 Index	18.40%	15.22%	13.88%	10.93%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the Portfolio or contract level for cost of the insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower. Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

PORTFOLIO SUMMARY†
December 31, 2020 (Unaudited)

SECTORS/SECURITY TYPES	Alger Growth & Income Portfolio
Communication Services	12.2%
Consumer Discretionary	8.6
Consumer Staples	7.9
Energy	2.4
Financials	13.7
Healthcare	13.8
Industrials	6.5
Information Technology	27.6
Materials	1.9
Real Estate	3.9
Utilities	1.3
Total Equity Securities	99.8
Short-Term Investments and Net Other Assets	0.2
100.0%

†	Based on net assets for the Portfolio.

THE ALGER PORTFOLIOS | ALGER GROWTH & INCOME PORTFOLIO
Schedule of Investments December 31, 2020

COMMON STOCKS—94.7%	SHARES	VALUE
AEROSPACE & DEFENSE—1.7%
General Dynamics Corp.	1,120	$166,678
Raytheon Technologies Corp.	2,460	175,915
TransDigm Group, Inc.*	407	251,872
		594,465
ASSET MANAGEMENT & CUSTODY BANKS—3.7%
BlackRock, Inc., Cl. A	958	691,235
The Blackstone Group, Inc., Cl. A	6,009	389,443
The Carlyle Group, Inc.	6,313	198,481
		1,279,159
BIOTECHNOLOGY—2.5%
AbbVie, Inc.	4,174	447,244
Amgen, Inc.	1,086	249,693
Gilead Sciences, Inc.	2,547	148,388
		845,325
BROADCASTING—0.4%
ViacomCBS, Inc., Cl. B	3,638	135,552
BUILDING PRODUCTS—0.5%
Johnson Controls International PLC	3,745	174,480
CABLE & SATELLITE—1.5%
Comcast Corp., Cl. A	10,027	525,415
COMMODITY CHEMICALS—0.4%
Dow, Inc.	2,306	127,983
COMMUNICATIONS EQUIPMENT—1.2%
Cisco Systems, Inc.	8,866	396,753
COMPUTER & ELECTRONICS RETAIL—0.4%
Best Buy Co., Inc.	1,495	149,186
CONSTRUCTION MACHINERY & HEAVY TRUCKS—0.2%
PACCAR, Inc.	892	76,962
CONSUMER ELECTRONICS—0.6%
Garmin Ltd.	1,756	210,123
DATA PROCESSING & OUTSOURCED SERVICES—1.4%
Visa, Inc., Cl. A	2,150	470,270
DIVERSIFIED BANKS—5.2%
Bank of America Corp.	14,074	426,583
JPMorgan Chase & Co.	10,579	1,344,273
		1,770,856
ELECTRIC UTILITIES—0.8%
NextEra Energy, Inc.	3,539	273,034
ELECTRICAL COMPONENTS & EQUIPMENT—0.9%
Eaton Corp. PLC	2,530	303,954
FINANCIAL EXCHANGES & DATA—1.2%
CME Group, Inc., Cl. A	2,226	405,243
FOOD DISTRIBUTORS—0.7%
Sysco Corp.	3,019	224,191

THE ALGER PORTFOLIOS | ALGER GROWTH & INCOME PORTFOLIO
Schedule of Investments December 31, 2020 (Continued)

COMMON STOCKS—94.7% (CONT.)	SHARES	VALUE
GOLD—0.2%
Newmont Corp.	1,276	$76,420
HEALTHCARE EQUIPMENT—0.7%
Medtronic PLC	2,113	247,517
HEALTHCARE SERVICES—1.1%
CVS Health Corp.	5,321	363,424
HOME IMPROVEMENT RETAIL—3.1%
The Home Depot, Inc.	3,984	1,058,230
HOUSEHOLD PRODUCTS—1.8%
The Procter & Gamble Co.	4,422	615,277
HYPERMARKETS & SUPER CENTERS—1.0%
Walmart, Inc.	2,416	348,266
INDUSTRIAL CONGLOMERATES—2.4%
Honeywell International, Inc.	3,828	814,216
INDUSTRIAL GASES—1.3%
Air Products & Chemicals, Inc.	1,614	440,977
INTEGRATED OIL & GAS—1.6%
Chevron Corp.	4,105	346,667
TOTAL SE#	5,177	216,968
		563,635
INTEGRATED TELECOMMUNICATION SERVICES—2.5%
AT&T, Inc.	8,511	244,776
Verizon Communications, Inc.	10,414	611,823
		856,599
INTERACTIVE MEDIA & SERVICES—7.8%
Alphabet, Inc., Cl. A*	543	951,684
Alphabet, Inc., Cl. C*	540	946,015
Facebook, Inc., Cl. A*	2,851	778,779
		2,676,478
INTERNET & DIRECT MARKETING RETAIL—2.6%
Amazon.com, Inc.*	278	905,427
INVESTMENT BANKING & BROKERAGE—2.5%
Morgan Stanley	12,405	850,115
LEISURE FACILITIES—0.5%
Vail Resorts, Inc.	554	154,544
MANAGED HEALTHCARE—2.2%
UnitedHealth Group, Inc.	2,184	765,885
MULTI-LINE INSURANCE—0.4%
The Hartford Financial Services Group, Inc.	2,744	134,401
MULTI-UTILITIES—0.5%
Sempra Energy	1,469	187,165
OIL & GAS STORAGE & TRANSPORTATION—0.3%
ONEOK, Inc.	2,777	106,581
PHARMACEUTICALS—7.3%
AstraZeneca PLC#	5,343	267,096

THE ALGER PORTFOLIOS | ALGER GROWTH & INCOME PORTFOLIO
Schedule of Investments December 31, 2020 (Continued)

COMMON STOCKS—94.7% (CONT.)	SHARES	VALUE
PHARMACEUTICALS—7.3% (CONT.)
Bristol-Myers Squibb Co.	3,721	$230,814
Eli Lilly & Co.	1,818	306,951
GlaxoSmithKline PLC#	5,249	193,163
Johnson & Johnson	4,411	694,203
Merck & Co., Inc.	2,917	238,611
Novartis AG#	2,256	213,034
Pfizer, Inc.	7,432	273,572
Viatris, Inc.*	3,935	73,742
		2,491,186
RAILROADS—0.8%
Union Pacific Corp.	1,322	275,267
RESTAURANTS—1.4%
McDonald’s Corp.	1,220	261,788
Starbucks Corp.	2,025	216,634
		478,422
SEMICONDUCTOR EQUIPMENT—2.0%
KLA Corp.	2,585	669,282
SEMICONDUCTORS—4.7%
Broadcom, Inc.	1,600	700,560
QUALCOMM, Inc.	3,978	606,008
Taiwan Semiconductor Manufacturing Co., Ltd.#	2,795	304,767
		1,611,335
SOFT DRINKS—3.0%
PepsiCo, Inc.	3,716	551,083
The Coca-Cola Co.	8,467	464,330
		1,015,413
SYSTEMS SOFTWARE—9.4%
Microsoft Corp.	14,495	3,223,978
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—8.9%
Apple, Inc.	22,895	3,037,938
TOBACCO—1.4%
Altria Group, Inc.	7,418	304,138
Philip Morris International, Inc.	1,906	157,798
		461,936
TOTAL COMMON STOCKS
(Cost $13,438,796)		32,392,865

MASTER LIMITED PARTNERSHIP—0.5%	SHARES	VALUE
OIL & GAS STORAGE & TRANSPORTATION—0.5%
Cheniere Energy Partners LP	4,620	162,855
(Cost $152,935)		162,855

REAL ESTATE INVESTMENT TRUST—4.6%	SHARES	VALUE
HEALTHCARE—0.7%
Welltower, Inc.	3,554	229,659
INDUSTRIAL—0.6%
Americold Realty Trust	5,226	195,087

REAL ESTATE INVESTMENT TRUST—4.6% (CONT.)	SHARES	VALUE
MORTGAGE—0.7%
Blackstone Mortgage Trust, Inc., Cl. A	9,401	$258,810
SPECIALIZED—2.6%
Crown Castle International Corp.	3,024	481,390
CyrusOne, Inc.	2,633	192,604
Lamar Advertising Co., Cl. A	2,835	235,929
		909,923
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $1,130,495)		1,593,479
Total Investments
(Cost $14,722,226)	99.8%	$34,149,199
Unaffiliated Securities (Cost $14,722,226)		34,149,199
Other Assets in Excess of Liabilities	0.2%	60,731
NET ASSETS	100.0%	$34,209,930

#	American Depositary Receipts.
*	Non-income producing security.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS | ALGER GROWTH & INCOME PORTFOLIO
Statement of Assets and Liabilities December 31, 2020

	Alger Growth & Income Portfolio

ASSETS:
Investments in unaffiliated securities, at value (Identified cost
below)* see accompanying schedule of investments	$34,149,199
Receivable for investment securities sold	48,073
Receivable for shares of beneficial interest sold	55,210
Dividends and interest receivable	49,181
Prepaid expenses	14,908
Total Assets	34,316,571

LIABILITIES:
Payable for shares of beneficial interest redeemed	12,577
Bank overdraft	41,861
Accrued investment advisory fees	14,301
Accrued printing fees	12,107
Accrued professional fees	11,147
Accrued fund accounting payable	8,845
Accrued custody fees	1,034
Accrued administrative fees	787
Accrued transfer agent fees	413
Accrued shareholder administrative fees	286
Accrued other expenses	3,283
Total Liabilities	106,641
NET ASSETS	$34,209,930

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	14,111,261
Distributable earnings	20,098,669
NET ASSETS	$34,209,930

* Identified cost	$14,722,226	(a)

See Notes to Financial Statements.

(a)
At December 31, 2020, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $14,580,598, amounted to $19,568,601, which consisted of aggregate gross unrealized appreciation of $19,895,547 and aggregate gross unrealized depreciation of $326,946.

THE ALGER PORTFOLIOS | ALGER GROWTH & INCOME PORTFOLIO
Statement of Assets and Liabilities December 31, 2020 (Continued)

Alger Growth & Income Portfolio
NET ASSETS BY CLASS:
Class I-2	$34,209,930

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class I-2	1,405,637

NET ASSET VALUE PER SHARE:
Class I-2	$24.34

See Notes to Financial Statements.

THE ALGER PORTFOLIOS | ALGER GROWTH & INCOME PORTFOLIO
Statement of Operations for the year ended December 31, 2020

Alger Growth & Income Portfolio
INCOME:
Dividends (net of foreign withholding taxes*)	$767,458
Interest	741
Income from securities lending	179
Total Income	768,378

EXPENSES:
Investment advisory fees — Note 3(a)	154,343
Shareholder administrative fees — Note 3(f)	3,087
Administration fees — Note 3(b)	8,489
Custodian fees	5,067
Interest expenses	34
Transfer agent fees — Note 3(f)	2,614
Printing fees	17,725
Professional fees	38,455
Registration fees	22,992
Trustee fees — Note 3(g)	957
Fund accounting fees	50,427
Other expenses	4,667
Total Expenses	308,857
NET INVESTMENT INCOME	459,521

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on unaffiliated investments	514,479
Net change in unrealized appreciation on unaffiliated investments	3,420,048
Net realized and unrealized gain on investments	3,934,527
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,394,048
* Foreign withholding taxes	$6,014

See Notes to Financial Statements.

THE ALGER PORTFOLIOS | ALGER GROWTH & INCOME PORTFOLIO
Statements of Changes in Net Assets

	Alger Growth & Income Portfolio
	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Net investment income	$459,521	$581,335
Net realized gain on investments	514,479	2,580,609
Net change in unrealized appreciation on investments	3,420,048	5,138,707
Net increase in net assets resulting from operations	4,394,048	8,300,651

Dividends and distributions to shareholders:
Class I-2	(578,502)	(3,267,911)
Total dividends and distributions to shareholders	(578,502)	(3,267,911)

Decrease from shares of beneficial interest transactions — Note 6:
Class I-2	(2,202,886)	(3,886,819)
Total increase	1,612,660	1,145,921

Net Assets:
Beginning of period	32,597,270	31,451,349
END OF PERIOD	$34,209,930	$32,597,270

See Notes to Financial Statements.

THE ALGER PORTFOLIOS
Financial Highlights for a share outstanding throughout the period

Alger Growth & Income Portfolio	Class I-2
	Year ended 12/31/2020	Year ended 12/31/2019	Year ended 12/31/2018	Year ended 12/31/2017	Year ended 12/31/2016
Net asset value, beginning of period	$21.58	$18.52	$21.02	$17.59	$16.25
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.31	0.38	0.37	0.33	0.32
Net realized and unrealized gain (loss) on investments	2.86	5.02	(1.30)	3.40	1.33
Total from investment operations	3.17	5.40	(0.93)	3.73	1.65
Dividends from net investment income	(0.30)	(0.34)	(0.36)	(0.30)	(0.31)
Distributions from net realized gains	(0.11)	(2.00)	(1.21)	–	–
Net asset value, end of period	$24.34	$21.58	$18.52	$21.02	$17.59
Total return	14.88%	29.47%	(4.61)%	21.32%	10.24%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$34,210	$32,597	$31,451	$39,184	$35,432
Ratio of net expenses to average net assets	1.00%	1.02%	0.96%	0.94%	1.00%
Ratio of net investment income to average net assets	1.49%	1.81%	1.74%	1.70%	1.98%
Portfolio turnover rate	9.92%	7.33%	8.19%	7.95%	6.63%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.

THE ALGER PORTFOLIOS | ALGER GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

NOTE 1 — General:

The Alger Portfolios (the “Fund”) is an open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund qualifies as an investment company as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946-Financial Services – Investment Companies. The Fund operates as a series company currently offering seven series of shares of beneficial interest: Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio, Alger Growth & Income Portfolio, Alger Mid Cap Growth Portfolio, Alger Weatherbie Specialized Growth Portfolio, Alger Small Cap Growth Portfolio and Alger Balanced Portfolio (collectively, the “Portfolios”). These financial statements include only the Alger Growth & Income Portfolio (the “Portfolio”). The Portfolio’s investment objective is capital appreciation and current income; it invests primarily in equity securities. Shares of the Portfolio are available to investment vehicles for variable annuity contracts and variable life insurance policies offered by separate accounts of life insurance companies, as well as qualified pension and retirement plans. The Portfolio offers Class I-2 shares.

NOTE 2 — Significant Accounting Policies:

(a)      Investment Valuation: The Portfolio values its financial instruments at fair value using independent dealers or pricing services under policies approved by the Fund’s Board of Trustees (the “Board”). Investments held by the Portfolio are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern Time).

Investments in money market funds and short-term securities held by the Portfolio having a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Equity securities, including traded rights, warrants and option contracts for which valuation information is readily available, are valued at the last quoted sales price or official closing price on the primary market or exchange on which they are traded as reported by an independent pricing service. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market. Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of the last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

THE ALGER PORTFOLIOS | ALGER GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (Continued)

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board and described further herein.

Securities in which the Portfolio invests may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing foreign prices to reflect what the Portfolio’s investment adviser, pursuant to policies established by the Board, believes to be the fair value of these securities as of the close of the NYSE. The Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open.

FASB Accounting Standards Codification 820 – Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Portfolio. Unobservable inputs are inputs that reflect the Portfolio’s own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The Portfolio’s valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities. Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities. Inputs for Level 3 include, but are not limited to, revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, time to exit and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indexes. Because of the inherent uncertainty and often limited markets for restricted securities, the valuations assigned to such securities by the Portfolio may significantly differ from the valuations that would have been assigned by the Portfolio had there been an active market for such securities.

THE ALGER PORTFOLIOS | ALGER GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (Continued)

Valuation processes are determined by a Valuation Committee (“Committee”) authorized by the Board and comprised of representatives of the Portfolio’s investment adviser and officers of the Fund. The Committee reports its fair valuation determinations and related valuation information to the Board. The Board is responsible for approving the valuation policy and procedures.

While the Committee meets on an as-needed basis, the Committee generally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations. The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Portfolio’s pricing vendor, and variances between transactional prices and the previous day’s price.

(b)      Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, foreign cash and overnight time deposits.

(c)      Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d)      Foreign Currency Transactions: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying Statement of Operations.

THE ALGER PORTFOLIOS | ALGER GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (Continued)

(e)      Lending of Fund Securities: The Portfolio may lend its securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of the Portfolio’s total assets including borrowings, as defined in its prospectus. The Portfolio earns fees on the securities loaned, which are included in interest income in the accompanying Statement of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with Brown Brothers Harriman & Company, the Portfolio’s Custodian (“Custodian”), in an amount equal to at least 102 percent of the current market value of U.S. loaned securities or 105 percent for non-U.S. loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio. Any required additional collateral is delivered to the Custodian each day and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Portfolio may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Portfolio is required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned. Cash collateral may be invested as determined by the Portfolio. Collateral is returned to the borrower upon settlement of the loan. There were no securities loaned as of December 31, 2020.

(f)      Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Portfolio on the ex-dividend date.

Dividends from net investment income, if available, are declared and paid quarterly. Dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Portfolio’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions, or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the differences in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at year-end and have no impact on the net asset value of the Portfolio and are designed to present the Portfolio’s capital accounts on a tax basis.

(g)      Federal Income Taxes: It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Portfolio maintains such compliance, no federal income tax provision is required.

THE ALGER PORTFOLIOS | ALGER GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (Continued)

FASB Accounting Standards Codification 740 – Income Taxes (“ASC 740”) requires the Portfolio to measure and recognize in its financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position.

No tax years are currently under investigation. The Portfolio files income tax returns in the

U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions. The statute of limitations on the Portfolio’s tax returns remains open for the tax years 2017-2020. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(h)      Allocation Methods: The Fund accounts separately for the assets, liabilities and operations of the Portfolio. Expenses directly attributable to the Portfolio are charged to the Portfolio’s operations; expenses which are applicable to all Portfolios are allocated among them based on net assets.

(i)      Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates. All such estimates are of a normal recurring nature.

(j)      Recent Accounting Pronouncements: In August 2018, FASB issued Accounting Standards Update 2018-13 “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Portfolio has complied with ASU 2018-13 for the year ended December 31, 2020, resulting in (1) new disclosures for the total unrealized gain or loss attributable to fair value changes in Level 3 securities, and (2) the elimination of the disclosure of (a) the reasons for and amounts of transfers between Level 1 and Level 2, and (b) the Portfolio’s valuation processes for Level 3 securities.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a)      Investment Advisory Fees: Fees incurred by the Portfolio, pursuant to the provisions of the Fund’s Investment Advisory Agreement with Fred Alger Management, LLC (“Alger Management” or the “Investment Manager”), are payable monthly and computed based on the following rate. The rate paid as a percentage of average daily net assets, for the year ended December 31, 2020, is set forth below under the heading “Rate”:

Rate
Alger Growth & Income Portfolio	0.50%

(b)     Administration Fees: Fees incurred by the Portfolio, pursuant to the provisions of the Fund’s Fund Administration Agreement with Alger Management, are payable monthly and computed based on the average daily net assets of the Portfolio at the annual rate of 0.0275%.

(c)      Brokerage Commissions: During the year ended December 31, 2020, the Portfolio paid Fred Alger & Company, LLC, the Fund’s distributor and affiliate of Alger Management (the “Distributor” or “Alger LLC”), $259 in connection with securities transactions.

THE ALGER PORTFOLIOS | ALGER GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (Continued)

(d)      Interfund Loans: The Portfolio, along with other funds in the Alger Fund Complex (as defined below), may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, the Portfolio may lend uninvested cash in an amount up to 15% of its net assets to other funds. If the Portfolio has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the Portfolio’s total assets, the Portfolio will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the Portfolio. There were no interfund loans outstanding as of December 31, 2020.

(e)      Other Transactions with Affiliates: Certain officers and one Trustee of the Fund are directors and/or officers of Alger Management, the Distributor, or their affiliates. No shares of the Portfolio were held by Alger Management and its affiliated entities as of December 31, 2020.

(f)      Shareholder Administrative Fees: The Fund has entered into a Shareholder Administrative Services Agreement with Alger Management to compensate Alger Management for providing administrative oversight of, the Portfolio’s transfer agent, and for other related services. The Portfolio compensates Alger Management at the annual rate of 0.01% of the average daily net assets for these services.

(g)      Trustee Fees: For 2020, each trustee who is not an “interested person” of the Fund, as defined in the Investment Company Act of 1940, as amended (“Independent Trustee”) received a fee of $134,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The term “Alger Fund Complex” refers to the Fund, The Alger Institutional Funds, The Alger Funds II, The Alger Funds and Alger Global Focus Fund, each of which is a registered investment company managed by Alger Management. The Independent Trustee appointed as Chairman of the Board of Trustees received additional compensation of $20,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee received a fee of $13,000 per annum, paid pro rata by each fund in the Alger Fund Complex.

On December 15, 2020, the Board of Trustees approved the following changes in Trustee compensation. Effective January 1, 2021, each Independent Trustee receives a fee of $142,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The Independent Trustee appointed as Chairman of the Board of Trustees receives additional compensation of $20,000 per annum paid pro rata by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $13,000 per annum, paid pro rata by each fund in the Alger Fund Complex.

(h)      Interfund Trades: The Portfolio may engage in purchase and sale transactions with other funds advised by Alger Management or Weatherbie Capital, LLC. There were no interfund trades during the year ended December 31, 2020.

THE ALGER PORTFOLIOS | ALGER GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 4 — Securities Transactions:

Purchases and sales of securities, other than U.S. Government securities and short-term securities, for the year ended December 31, 2020, were as follows:

	PURCHASES	SALES
Alger Growth & Income Portfolio	$3,017,979	$5,083,130

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability. Additional risks associated with investing in emerging markets include increased volatility, limited liquidity, and less stringent regulatory and legal systems.

NOTE 5 — Borrowings:

The Portfolio may borrow from the Custodian on an uncommitted basis. The Portfolio pays the Custodian a market rate of interest, generally based upon a rate of return with respect to each respective currency borrowed taking into consideration relevant overnight and short-term reference rates, the range of distribution between and among the interest rates paid on deposits to other institutions, less applicable commissions, if any. The Portfolio may also borrow from other funds in the Alger Fund Complex, as discussed in Note 3(d). For the year ended December 31, 2020, the Portfolio had the following borrowings from the Custodian and other funds in the Alger Fund Complex:

	AVERAGE DAILY BORROWING	WEIGHTED AVERAGE INTEREST RATE
Alger Growth & Income Portfolio	$1,541	2.18%

The highest amount borrowed from the Custodian and other funds during the year ended December 31, 2020 by the Portfolio was as follows:

HIGHEST BORROWING
Alger Growth & Income Portfolio	$138,434

NOTE 6 — Share Capital:

The Portfolio has an unlimited number of authorized shares of beneficial interest of $.001 par value. During the year ended December 31, 2020 and the year ended December 31, 2019, transactions of shares of beneficial interest were as follows:

	FOR THE YEAR ENDED DECEMBER 31, 2020		FOR THE YEAR ENDED DECEMBER 31, 2019
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Growth & Income Portfolio
Class I-2:
Shares sold	62,784	$1,312,700	72,941	$1,500,417
Dividends reinvested	26,441	578,502	153,455	3,267,911
Shares redeemed	(194,154)	(4,094,088)	(414,114)	(8,655,147)
Net decrease	(104,929)	$(2,202,886)	(187,718)	$(3,886,819)

THE ALGER PORTFOLIOS | ALGER GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 7 — Income Tax Information:

The tax character of distributions paid during the year ended December 31, 2020 and the year ended December 31, 2019 were as follows:

	FOR THE YEAR ENDED DECEMBER 31, 2020	FOR THE YEAR ENDED DECEMBER 31, 2019
Alger Growth & Income Portfolio
Distributions paid from:
Ordinary Income	442,484	703,829
Long-term capital gain	136,018	2,564,082
Total distributions paid	578,502	3,267,911

As of December 31, 2020, the components of accumulated gains (losses) on a tax basis were as follows:

Alger Growth & Income Portfolio
Undistributed ordinary income	$10,498
Undistributed long-term gains	520,711
Net accumulated earnings	531,209
Capital loss carryforwards	—
Net unrealized appreciation	19,567,460
Total accumulated earnings	$20,098,669

At December 31, 2020, the Portfolio, for federal income tax purposes, had no capital loss carryforwards and no capital loss carryforwards were utilized in 2020.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, U.S. Internal Revenue Code Section 988 currency transactions, the tax treatment of partnership investments, the realization of unrealized appreciation of passive foreign investment companies, and return of capital from real estate investment trust investments.

Permanent differences, primarily from net operating losses and real estate investment trusts and partnership investments sold by the Portfolio, resulted in the following reclassifications among the Portfolio’s components of net assets at December 31, 2020:

Alger Growth & Income Portfolio
Distributable earnings	$1
Paid-in Capital	$(1)

THE ALGER PORTFOLIOS | ALGER GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 8 — Fair Value Measurements:

The major categories of securities and their respective fair value inputs are detailed in the Portfolio’s Schedule of Investments. Based upon the nature, characteristics, and risks associated with its investments as of December 31, 2020, the Portfolio has determined that presenting them by security type and sector is appropriate.

Alger Growth & Income Portfolio	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$4,194,044	$4,194,044	$—	$—
Consumer Discretionary	2,955,932	2,955,932	—	—
Consumer Staples	2,665,083	2,665,083	—	—
Energy	670,216	670,216	—	—
Financials	4,439,774	4,439,774	—	—
Healthcare	4,713,337	4,713,337	—	—
Industrials	2,239,344	2,239,344	—	—
Information Technology	9,409,556	9,409,556	—	—
Materials	645,380	645,380	—	—
Utilities	460,199	460,199	—	—
TOTAL COMMON STOCKS	$32,392,865	$32,392,865	$—	$—

Alger Growth & Income Portfolio	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
MASTER LIMITED PARTNERSHIP
Energy	162,855	162,855	—	—
REAL ESTATE INVESTMENT TRUST
Financials	258,810	258,810	—	—
Real Estate	1,334,669	1,334,669	—	—
TOTAL REAL ESTATE INVESTMENT TRUST	$1,593,479	$1,593,479	$—	$—
TOTAL INVESTMENTS IN SECURITIES	$34,149,199	$34,149,199	$—	$—

Certain of the Portfolio’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statements purposes. As of December 31, 2020, such assets were categorized within the ASC 820 disclosure hierarchy as follows:

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
Cash and cash equivalents	$(41,861)	—	$(41,861)	—

NOTE 9 — Derivatives:

FASB Accounting Standards Codification 815 – Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

THE ALGER PORTFOLIOS | ALGER GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (Continued)

Options—The Portfolio seeks to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Portfolio invests in a broadly diversified portfolio of common stocks and may also buy and sell call and put options on equities and equity indexes. The Portfolio may purchase call options to increase its exposure to the stock market and also provide diversification of risk. The Portfolio may purchase put options in order to protect from significant market declines that may occur over a short period of time. The Portfolio may write covered call and cash-secured put options to generate cash flows while reducing the volatility of the portfolio. The cash flows may be an important source of the Portfolio’s return, although written call options may reduce the Portfolio’s ability to profit from increases in the value of the underlying security or equity portfolio. The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price. Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price. The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Portfolio with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options.

There were no options or other derivative instruments held by the Portfolio throughout the year or as of December 31, 2020.

NOTE 10 — Risk Disclosures:

Investing in the stock market involves certain risks, including the potential loss of principal. Your investment in Portfolio shares represents an indirect investment in the securities owned by the Portfolio. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Portfolio shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Portfolio dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on the Portfolio and its investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Financial services companies are subject to extensive government regulation, which may limit their activities, and may be subject to a high degree of volatility. Income-producing securities may cut or fail to declare dividends due to market downturns or for other reasons.

THE ALGER PORTFOLIOS | ALGER GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 11 — Subsequent Events:

Management of the Portfolio has evaluated events that have occurred subsequent to December 31, 2020, through the issuance date of the Financial Statements. No such events have been identified which require recognition and/or disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Alger Growth & Income Portfolio and the Board of Trustees of The Alger Portfolios:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Alger Growth & Income Portfolio, one of the portfolios constituting The Alger Portfolios (the “Fund”), including the schedule of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
New York, New York
February 23, 2021

We have served as the auditor of one or more investment companies within the group of investment companies since 2009.

THE ALGER PORTFOLIOS | ALGER GROWTH & INCOME PORTFOLIO
ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur two types of costs: transaction costs, if applicable; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting July 1, 2020 and ending December 31, 2020 and held for the entire period.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended December 31, 2020” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class of the Portfolio’s shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or deduction of insurance charges against assets or annuities. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER PORTFOLIOS | ALGER GROWTH & INCOME PORTFOLIO
ADDITIONAL INFORMATION (Unaudited) (Continued)

		Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During the Six Months Ended December 31, 2020(a)	Annualized Expense Ratio For the Six Months Ended December 31, 2020(b)
Alger Growth & Income Portfolio
Class I-2	Actual	$1,000.00	$1,201.90	$5.53	1.00%
	Hypothetical(c)	1,000.00	1,020.11	5.08	1.00

(a)	Expenses are equal to the annualized expense ratio of the share class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
(b)	Annualized.
(c)	5% annual return before expenses.

Trustees and Officers of the Fund

Information about the trustees and officers of the Fund is set forth below. In the table the term “Alger Fund Complex” refers to the Fund, The Alger Funds, The Alger Institutional Funds, Alger Global Focus Fund and The Alger Funds II, each of which is a registered investment company managed by Alger Management. Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected; each officer’s term of office is one year. Unless otherwise noted, the address of each person named below is 360 Park Avenue South, New York, NY 10010.

Additional information regarding the Trustees and Officers of the Fund is available in the Fund’s Statement of Additional Information.

THE ALGER PORTFOLIOS | ALGER GROWTH & INCOME PORTFOLIO
ADDITIONAL INFORMATION (Unaudited) (Continued)

Name (Year of Birth) and Address(1)	Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Alger Fund Complex(3) which are Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Interested Trustee(2):

Hilary M. Alger (1961)	Trustee since 2003	Non-Profit Fundraising Consultant since 2015, Schultz & Williams; Emeritus Trustee since 2020 and Trustee from 2013 to 2020, Pennsylvania Ballet; School Committee Member since 2017, Germantown Friends School.	27	Board of Directors, Alger Associates, Inc.; Trustee of Target Margin Theater
Non-Interested Trustees:

Charles F. Baird, Jr. (1953)	Trustee since 2000	Managing Director since 1997, North Castle Partners (private equity securities group).	27	None
Roger P. Cheever (1945)	Trustee since 2000	Associate Vice President for Principal Gifts from 2008 to 2020, Harvard University.	27	Board of Directors, Alger SICAV Fund
Stephen E. O’Neil (1932)	Trustee since 1986	Retired.	27	None
David Rosenberg (1962)	Trustee since 2007	Associate Professor of Law since August 2000, Zicklin School of Business, Baruch College, City University of New York.	27	None
Nathan E. Saint-Amand M.D. (1938)	Trustee since 1986	Medical doctor in private practice since 1970; Member of the Board of the Manhattan Institute (non-profit policy research) since 1988.	27	None

(1)	The address of each Trustee is c/o Fred Alger Management, LLC, 360 Park Avenue South, New York, NY 10010.
(2)
Ms. Alger is an “interested person” (as defined in the Investment Company Act of 1940, as amended) of the Fund by virtue of her ownership control of Alger Associates, Inc., which controls Alger Management and its affiliates.

(3)
“Alger Fund Complex” refers to the Fund and the four other registered investment companies managed by Alger Management. Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected. Each of the Trustees serves on the board of trustees of the other four registered investment companies in the Alger Fund Complex.

THE ALGER PORTFOLIOS | ALGER GROWTH & INCOME PORTFOLIO
ADDITIONAL INFORMATION (Unaudited) (Continued)

Name (Year of Birth), Position with Fund and Address(1)	Principal Occupations	Officer Since
Officers(2):

Hal Liebes (1964) President, Principal Executive Officer
Executive Vice President, Chief Operating Officer (“COO”) and Secretary of Alger Management; COO and Secretary of Alger Associates, Inc. and Alger Alternative Holdings, LLC; Director of Alger SICAV, Alger International Holdings, and Alger Dynamic Return Offshore Fund; Vice President, COO, Member, and Secretary, Alger Capital, LLC and Alger Group Holdings, LLC; Executive Director and Chairman, Alger Management, Ltd.; Manager and Secretary, Weatherbie Capital, LLC and Alger Apple Real Estate LLC; Manager, Alger Partners Investors I, LLC and Alger Partners Investors KEIGF; Secretary of Alger-Weatherbie Holdings, LLC and Alger Boulder I LLC; and Director and Secretary, The Foundation for Alger Families.
		2005
Tina Payne (1974) Secretary, Chief Compliance Officer, Chief Legal Officer	Since 2017, Senior Vice President, General Counsel, and Chief Compliance Officer (“CCO”), Alger Management; Senior Vice President, General Counsel, and Secretary, Alger LLC; CCO, Alger Management, Ltd.; Assistant Secretary, Weatherbie Capital, LLC and Alger Alternative Holdings, LLC; and since 2019, Assistant Secretary, Alger-Weatherbie Holdings, LLC. Formerly, Senior Vice President and Associate General Counsel, Cohen & Steers Capital Management, from 2007 to 2017.	2017
Michael D. Martins (1965) Treasurer, Principal Financial Officer, AML Compliance Officer	Senior Vice President of Alger Management.	2005
Anthony S. Caputo (1955) Assistant Treasurer	Vice President of Alger Management.	2007
Sergio M. Pavone (1961) Assistant Treasurer	Vice President of Alger Management.	2007
Mia G. Pillinger (1989) Assistant Secretary	Associate Counsel of Alger Management.	2020
Rachel I. Winters (1987) Assistant Secretary	Paralegal and Compliance Officer of Alger Management.	2020

(1)	The address of each officer is c/o Fred Alger Management, LLC, 360 Park Avenue South, New York, NY 10010.
(2)	Each officer’s term of office is one year. Each officer serves in the same capacity for the other funds in the Alger Fund Complex.

The Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling (800) 992-3863.

THE ALGER PORTFOLIOS | ALGER GROWTH & INCOME PORTFOLIO
ADDITIONAL INFORMATION (Unaudited) (Continued)

Board Approval of Investment Advisory Agreement

At a meeting held on September 29, 2020 (Meeting), the Board of Trustees (Board) of The Alger Portfolios (Trust), including a majority of the trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (Independent Trustees), reviewed and approved the continuance of the investment advisory agreement between Fred Alger Management, LLC (Fred Alger Management) and the Trust, on behalf of the Fund (the Management Agreement), for an additional one-year period. The Independent Trustees received advice from, and met separately with, their Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement. The Board considered the information provided to it about the series of the Trust together, and each series separately, as the Board deemed appropriate. Fred Alger Management is referred to herein as the “Manager.”

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed request for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process, as well as information provided in response to a supplemental request list. The materials for the Meeting included a presentation and analysis of the Fund and the Manager’s services by FUSE Research Network LLC (FUSE), an independent consulting firm. In addition, prior to the Meeting, the chair of the Board conferred with Independent Trustee counsel about the contract renewal process. The Board reviewed the materials provided and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of the Fund; (iii) the costs of the services the Manager provided and profits it realized; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors. As part of the Board’s review, the Board received and considered information on the impact of the COVID-19 pandemic on the Fund and the Fund’s performance and operations.

In approving the continuance of the Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of the Management Agreement is in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager to the Fund. This information included, among other things, the qualifications, background and experience of the professional personnel who perform services for the Fund; the structure of investment professional compensation; oversight of third-party service providers; investment performance, fee information and related financial information for the Fund; fees and payments to intermediaries for fund administration, transfer agency and shareholder services; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and the range of management fees charged by the Manager and its affiliates to other funds and accounts, including management’s explanation of differences among accounts where relevant.

THE ALGER PORTFOLIOS | ALGER GROWTH & INCOME PORTFOLIO
ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board noted the Manager’s history and expertise in the “growth” style of investment management and management’s ongoing efforts to develop strategies and adjust portfolios to address the changing investment landscape. The Board also noted the Manager’s continuing efforts in connection with business continuity plans, including the effectiveness of those plans during the pandemic. The Board further noted the Manager’s engagement with key service providers regarding the COVID-19 pandemic. The Board noted the length of time the Manager had provided services as an investment adviser to the Fund and also noted FUSE’s analysis that certain of the Manager’s offerings should sustain growth and maintain interest in the Manager’s investment capabilities.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a Fund that is part of the Alger family of funds. The Board noted the strong financial position of the Manager and its commitment to the mutual fund business as evidenced, in part, by a continued focus on offerings in focused strategies. The Board also noted that certain administrative, compliance, reporting and accounting services necessary for the conduct of the Fund’s affairs are provided separately under a Fund Administration Agreement and a Shareholder Administrative Services Agreement with the Manager.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Fund.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods. The Board considered the performance returns for the Fund in comparison to the performance returns of a universe of mutual funds deemed comparable to the Fund based on various investment, operational, and pricing characteristics (Peer Universe), and a group of mutual funds from within such Peer Universe deemed comparable to the Fund based primarily on investment strategy similarity (Peer Group), each as selected by FUSE, as well as the Fund’s benchmark index. The Board received a description of the methodology FUSE used to select the mutual funds included in the Peer Universe and Peer Group. The Board noted that long-term performance could be impacted by even one period of significant outperformance or underperformance.

The Board also reviewed and considered Fund performance reports provided and discussions that occurred with investment personnel and senior management at Board meetings throughout the year. As had been the practice at every quarterly meeting of Trustees throughout the year, representatives of the Manager discussed with the Trustees the recent and longer term performance of the Fund and the measures that the Manager was in the process of instituting, or had instituted, to seek to improve the performance of the Fund, if necessary. In expanding orally on the written materials they had provided to the Trustees, the FUSE representatives commented further on the performance of the Fund and discussed the enhancements FUSE has made to its reports.

THE ALGER PORTFOLIOS | ALGER GROWTH & INCOME PORTFOLIO
ADDITIONAL INFORMATION (Unaudited) (Continued)

The Peer Group for the Fund consisted of the Fund and 14 other large blend funds. The Peer Universe for this Fund included the Fund, the other funds of the Peer Group, and other large blend funds. The Board noted that the Fund’s annualized total return for the one-year period outperformed the median of its Peer Group, and for the three-, five- and 10-year periods underperformed the median of its Peer Group. The Board also noted that the Fund’s annualized total return for the one-year period was in the first quartile of its Peer Universe, for the 10-year period was in the second quartile of its Peer Universe, and for the three- and five-year periods was in the third quartile of its Peer Universe. The Board further noted that the Fund had outperformed the Fund’s benchmark index for the one-year period and underperformed for the three-, five- and 10-year periods. The Board concluded that the Fund’s performance was acceptable.

Comparative Fees and Expenses

The Board considered the contractual management fee rate without the effect of fee waivers or expense reimbursements, if any (Management Rate), of the Fund in comparison to the median Management Rate of the Fund’s Peer Group. FUSE fee data was based upon information taken from each Peer Group fund’s most recent annual report, which reflects historical asset levels that may be different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board noted that the independent analysis conducted by FUSE was an appropriate measure of comparative fees and expenses. The FUSE Management Rate included administrative charges. The Board received a description of the methodology FUSE used to select the mutual funds included in a Peer Group. The Board discussed those factors that could contribute to a Fund’s total expense ratio or management fee being above the median of the Fund’s Peer Group, including, for example, considerations related to unique or specialty strategies and related costs to implement such strategies, the nature and quality of services provided by the Manager, and strategy capacity considerations.

The Board noted that the Management Rate for the Fund was better than the median and in the first quartile (least expensive) of its Peer Group.

The Board reviewed and considered information regarding the Fund’s total expense ratio and its various components, including, as applicable, management fees, operating expenses, and Rule 12b-1 fees. The Board considered the total net expense ratio of the Fund in comparison to the median expense ratio of the Fund’s Peer Group. The total net expense ratio, for comparative consistency, was shown for Class I-2 for the Fund and for similarly structured share classes for funds in the Peer Group with multiple classes of shares.

The Board noted that the total net expense ratio for the Fund was above the median and in the fourth (most expensive) quartile of its Peer Group.

The Board concluded that the Management Rate charged to the Fund is reasonable.

THE ALGER PORTFOLIOS | ALGER GROWTH & INCOME PORTFOLIO
ADDITIONAL INFORMATION (Unaudited) (Continued)

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered overall profitability, as well as the profits, of the Manager and its affiliates in providing investment management and other services to the Fund during the year ended June 30, 2020. The Board also reviewed the profitability methodology and the changes thereto, noting that management applies its methods consistently from year to year.

The Board noted that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining the Manager’s profitability. The Board also noted management’s expenditures related to additional regulatory and compliance requirements resulting from recent SEC and other regulatory developments.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. The Board considered the Manager’s view that the overall size of the Manager allows it to realize other economies of scale, such as with office space, purchases of technology, and other general business expenses. The Board concluded that for the Fund, to the extent economies of scale may be realized by the Manager and its affiliates, the benefits of such economies of scale would be shared with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of the Management Agreement for an additional one-year period.

THE ALGER PORTFOLIOS | ALGER GROWTH & INCOME PORTFOLIO
ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy

U.S. Consumer Privacy Notice	Rev. 12/20/16

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
•   Social Security number and
•   Account balances and
•   Transaction history and
•   Purchase history and
•   Assets
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share personal information to run their everyday business. In the section below, we list the reasons financial companies can share their personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes —to offer our products and services to you	Yes	No
For joint marketing with other financial
companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions? Call 1-800-342-2186

THE ALGER PORTFOLIOS | ALGER GROWTH & INCOME PORTFOLIO
ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are

Who is providing this notice?
Alger includes Fred Alger Management, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger Global Focus Fund.

What we do

How does Alger protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Alger collect my personal information?
We collect your personal information, for example, when you:
•    Open an account or
•    Make deposits or withdrawals from your account or
•    Give us your contact information or
•    Provide account information or
•    Pay us by check.

Why can’t I limit all sharing?
Federal law gives you the right to limit some but not all sharing related to:
•    sharing for affiliates’ everyday business purposes ─ information about your credit worthiness
•    affiliates from using your information to market to you
•    sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
•   Our affiliates include Fred Alger Management, LLC, Weatherbie Capital, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger Global Focus Fund.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

THE ALGER PORTFOLIOS | ALGER GROWTH & INCOME PORTFOLIO
ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies

A description of the policies and procedures the Portfolio uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Portfolio’s website at http://www.alger. com or on the SEC’s website at http://www.sec.gov.

Fund Holdings

The Board has adopted policies and procedures relating to disclosure of the Portfolio’s securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Portfolio.

Generally, the policies prohibit the release of information concerning portfolio holdings, which have not previously been made public, to individual investors, institutional investors, intermediaries that distribute the Portfolio’s shares and other parties which are not employed by the Investment Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolio) are acceptable.

The Portfolio files its complete schedule of portfolio holdings with the SEC semi-annually in shareholder reports on Form N-CSR and after the first and third fiscal quarters as an exhibit to its reports on Form N-PORT. The Portfolio’s Forms N-CSR and N-PORT are available online on the SEC’s website at www.sec.gov.

In addition, the Portfolio makes publicly available its month-end top 10 holdings with a 10 day lag and its month-end full portfolio with a 60 day lag on its website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Portfolio provides portfolio holdings information to third parties including financial intermediaries and service providers who need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Fund will communicate with these third parties to confirm that they understand the Portfolio’s policies and procedures regarding such disclosure. This agreement must be approved by the Portfolio’s Chief Compliance Officer.

The Board periodically reviews a report disclosing the third parties to whom the Portfolio’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Portfolio and its shareholders.

THE ALGER PORTFOLIOS | ALGER GROWTH & INCOME PORTFOLIO
ADDITIONAL INFORMATION (Unaudited) (Continued)

In addition to material the Portfolio routinely provides to shareholders, the Investment Manager may make additional statistical information available regarding the Alger Family of Funds. Such information may include, but not be limited to, relative weightings and characteristics of the Portfolio versus an index (such as P/E ratio, alpha, beta, capture ratio, maximum drawdown, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance, month-end top ten contributors to and detractors from performance, portfolio turnover, and other similar information. Shareholders should visit www.alger.com or may also contact the Funds at (800) 992-3863 to obtain such information.

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended, Trust established a liquidity risk management program (the “LRMP”) in December 2018 and the Board, including a majority of the Independent Trustees, appointed the Investment Manager as the administrator of the LRMP. The Board, including a majority of the Independent Trustees, formally approved the LRMP in May of 2019. The Investment Manager administers the LRMP through a Liquidity Risk Committee (the “Committee”) that is chaired by the Investment Manager’s Chief Compliance Officer, who also serves as the Trust’s Chief Compliance Officer. The Board also approved an agreement with Intercontinental Exchange (“ICE”), a third-party vendor that assists the Funds with liquidity classifications required by Rule 22e-4. The Committee is responsible for assessing the liquidity risk of Fund, subject to the oversight of the Investment Manager. The Committee reviews daily investment classification reports, continuously monitors Fund’s liquidity risk, and meets at least quarterly.

The Board met to review the LRMP pursuant to Rule 22e-4 and at such meeting Trust’s Chief Compliance Officer, on behalf of the Investment Manager as the administrator of the LRMP, provided the Board with a report that addressed the operation of the LRMP and assessed its adequacy and effectiveness of implementation and any material changes to the LRMP (the “Report”). The Report covered the period from December 1, 2019 through November 30, 2020 (the “Review Period”).

The Report stated that the Committee assessed Fund’s liquidity risk by considering qualitative factors such as Fund’s investment strategy, holdings, diversification of investments, redemption policies, cash flows, cash levels, shareholder concentration, and access to borrowings, among others, in conjunction with the quantitative classifications generated by ICE. In addition, in connection with the review of Funds’ liquidity risks and the operation of the LRMP and the adequacy and effectiveness of its implementation, the Committee also evaluated the levels at which to set the reasonably anticipated trade size and market price impact. The Report described the process for determining that Fund primarily holds investments that are highly liquid. The Report noted that the Committee also performed stress tests on certain Funds’ portfolios in light of the market volatility caused by the global pandemic, and it was concluded that each Fund remained primarily highly liquid.

The Report concluded during the Review Period that the Trust’s LRMP is operating effectively, and is adequate and effectively implemented.

THE ALGER PORTFOLIOS

360 Park Avenue South
New York, NY 10010
(800) 992-3863
www.alger.com

Investment Manager

Fred Alger Management, LLC
360 Park Avenue South
New York, NY 10010

Distributor

Fred Alger & Company, LLC
360 Park Avenue South
New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212

Custodian

Brown Brothers Harriman & Company
50 Post Office Square
Boston, MA 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, NY 10112

This report is submitted for the general information of the shareholders of Alger Growth & Income Portfolio. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Portfolio, which contains information concerning the Portfolio’s investment policies, fees and expenses as well as other pertinent information.

ITEM 2.	CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	Not applicable.

(c)	The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)	The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Stephen E. O’Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant’s audit committee.  Mr. O’Neil is an “independent” trustee – i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees:
December 31, 2020	$27,800
December 31, 2019	$27,800

b) Audit-Related Fees: NONE

c) Tax Fees for tax advice, tax compliance and tax planning:
December 31, 2020	$5,000
December 31, 2019	$5,000

d) All Other Fees:
December 31, 2020	$1,972
December 31, 2019	$1,972

Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

e) 1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the Audit Committee.  Non-audit services provided by the Auditors on behalf of the Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit Committee.

f) Not Applicable

g) Non-Audit Fees:
December 31, 2020	$232,670, €72,885
December 31, 2019	$230,152, €75,612

h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principle accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.	INVESTMENTS.

(a) A Schedule of Investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODE ETH

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable

(a) (4) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Portfolios
Alger Growth & Income Portfolio

By:  /s/Hal Liebes

Hal Liebes

President

Date:  February 19, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Hal Liebes

Hal Liebes

President

Date:  February 19, 2021

By: /s/Michael D. Martins

Michael D. Martins

Treasurer

Date:  February 19, 2021